SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 1999
                                                  ------------------------------

                             Grace Development, Inc.
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             (Exact name of registrant as specified in its charter)

Colorado                             0-25582                        84-1110469
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(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)

1690 Chantilly Drive, Atlanta, Georgia                                   30324
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (404) 633-3831
                                                    ----------------------------

Item 1. Changes in Control of Registrant.

      A change in control of the Registrant occurred on September 28, 1999 (the "Effective Time") pursuant to the terms and conditions of an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 20, 1999 between the Registrant, New Millennium Multimedia, Inc., a Georgia corporation ("NM"), Grace Newco, Inc., a Georgia corporation and wholly-owned subsidiary of the Registrant ("Merger Sub") and Signal Compression, Inc., a Nevada corporation ("Signal"). The Merger Agreement provided for the merger (the "Merger") of Merger Sub with and into NM, with NM as the surviving corporation. As a result of the Merger, NM became a wholly-owned subsidiary of the Registrant and the former shareholders of NM received an aggregate of 66,223,329 or 89.70% of the outstanding shares of the common stock, no par value, of the Registrant (the "Common Stock"). Effective as of the Effective Time, the Board of Directors of the Registrant (the "Board"), which, prior to the Effective Time, was composed of Jacob Barrocas as sole director, increased the size of the Board from one to six members and the following persons were elected to the Board: Louis Friedman, Richard S. Granville, III, Ronald McCallum, Dr. Lee Silverstein and Peter Tierney (the "NM Designees"). Information with respect to the NM Designees, including beneficial ownership of the Common Stock by such NM Designees, is included in the Registrant's Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14f-1 thereunder, filed by the Registrant on August 27, 1999, as amended on September 24, 1999 and October 7, 1999 (the "Information Statement"), which is incorporated herein by this reference. All references to the terms of the Merger Agreement are qualified in their entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by this reference.

      At a meeting of the Board held on September 30, 1999, the Board voted to increase the size of the Board to seven persons and elected James Blanchard to the Board. The Board also elected the following persons to the offices set forth opposite their names:

      Louis Friedman                      Chairman of the Board
      Richard S. Granville, III           Chief Executive Officer
      James Blanchard                     President
      Ronald McCallum                     Chief Financial Officer and Secretary

      Pursuant to the Merger Agreement, certain shares of Common Stock held by Signal, which prior to the Merger held approximately 66% of the Common Stock and following the Merger holds approximately 6.77% of the Common Stock, were pledged to NM (the "Pledge Agreement") to secure certain indemnification obligations of the Issuer to NM and the former shareholders of NM (the "Indemnitees"). The terms of the Pledge Agreement provide for the release of a number of pledged shares equal to one percent (1%) of the outstanding Common Stock on the Initial Release Date and on each subsequent Release Date (each as defined in the Pledge Agreement); provided that (a) no default has occurred and is continuing under the Pledge Agreement); (b) the pledged shares remaining as collateral are sufficient to satisfy the aggregate of claims made as of the Initial Release Date or the Release Date, as the case may be; or (c) the pledgees shall not have determined that a release of pledged shares would have an adverse


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

impact on the market or trading activity for the Common Stock. Under the Pledge Agreement, the Initial Release Date occurs thirty (30) days following the effective date of the Merger and Release Dates occur at quarterly intervals thereafter until the termination of the Pledge Agreement. The Pledge Agreement terminates on the later of (i) eighteen months following the effective time of the Merger and (ii) the resolutions of all indemnification claims made by the Indemnitees under the Merger Agreement. All references to the terms of the Pledge Agreement are qualified in their entirety by reference to the Pledge Agreement, which is attached as an exhibit to the Merger Agreement, filed as
Exhibit 2.1 hereto and incorporated herein by this reference.

      Because the shares of Common Stock received by the former shareholders of NM were not registered under the Securities Act of 1933, as amended (the "Act"), such shares are "restricted securities" (as defined in Rule 144 promulgated under the Act) and accordingly, may not be sold or transferred by the holders thereof unless such shares are registered under the Act or are sold or transferred pursuant to an exemption therefrom.

Item 2. Acquisition or Disposition of Assets.

      On September 28, 1999, the Merger was consummated in accordance with the terms and conditions of the Merger Agreement. Pursuant thereto, Merger Sub, a wholly-owned subsidiary of Registrant, was merged with and into NM, with NM as the surviving corporation. Following the Merger, NM became a wholly-owned subsidiary of the Registrant. In consideration for the Merger, the former shareholders of NM received 66.3013 shares of Common Stock for each share of NM Common Stock (the "Merger Consideration"). As a result thereof, the former shareholders of NM now beneficially own an aggregate of 66,223,329 (approximately 89.70%) of the outstanding Common Stock. The Merger Consideration was determined in arms' length negotiations between the parties to the Merger Agreement. Prior to the consummation of the Merger, there were no material relationships between NM and its former officers, directors, affiliates, associates or shareholders and the officers, directors, affiliates, associates or shareholders of the Registrant. As described in Item 1 of this Report, upon consummation of the Merger, the NM Designees were elected to the Board and certain officers of NM were elected officers of the Registrant. The response to
Item 1 of this Report is incorporated herein by this reference.

      The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is being filed as an exhibit to this report. In addition, the Registrant's Information Statement and Report on Form 8-K dated August 20, 1999, which reported the announcement of the execution of the Merger Agreement, is incorporated herein and made a part hereof by this reference.

      As a result of the Merger, the Registrant is a holding company for NM. NM, doing business as Avana (www.avana.net), is an integrated communications provider based in Atlanta, Georgia. In addition to providing internet services to approximately 5,400 internet subscribers, Avana is seeking to become a "bundled services" communications provider offering an array of communications and related services, including, but not limited to, local dial tone, intra- and


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

inter-state access, long distance, enhanced services, Internet, data private lines, frame relay, ATM (asynchronous transfer mode), calling cards, wireless and other communications services. Avana utilizes several network provides, including ICG Communications and Qwest Communications. Avana also has an ongoing relationship with Lucent Technologies for network solutions and implementation services.

THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE ACT AND SECTION 21E OF THE EXCHANGE ACT. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, THOSE REGARDING THE REGISTRANT'S FINANCIAL POSITION, BUSINESS, MARKETING AND PRODUCT DEVELOPMENT PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE REGISTRANT BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Businesses Acquired: Filed with the Commission on November 16, 1999 in Amendment No. 1 to the Registrant's Current Report on Form 8-K dated September 28, 1999 and incorporated herein by reference.

      (b)   Pro Forma Financial Information. Filed with this report.

      (c)   Exhibits.

      2.1 Agreement and Plan of Merger dated August 20, 1999 (filed with the Commission with the Registrant's Current Report on Form 8-K dated September 28, 1999 and incorporated herein by reference).

      20.1 Registrant's Information Statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, filed by the Registrant on August 27, 1999, as amended on September 24, 1999 and October 7, 1999 (filed with the Commission on August 27, 1999, September 24, 1999 and October 7, 1999, and incorporated herein by reference).

      23 Consent of Smith & Radigan (filed with the Commission on November 16, 1999 in Amendment No. 1 to the Registrant's Current Report on Form 8-K dated September 28, 1999 and incorporated herein by reference).


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       GRACE DEVELOPMENT, INC.


                                       By: /s/ RONALD MCCALLUM
                                           -------------------------------------
                                           Ronald McCallum
                                           Chief Financial Officer & Secretary

Dated as of December 8, 1999


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

                                                                       Item 7(b)

                    INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Form Condensed Consolidated Statements of Operations for the Year Ended December 31, 1998

Unaudited Pro Forma Condensed Consolidated Statement of Operations
    For the Nine Months Ended September 30, 1999

Notes to Unaudited Pro Forma Consolidated Financial Statements


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

                    GRACE DEVELOPMENT, INC. AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for Grace Development, Inc. ("Grace") for the nine months ended September 30, 1999 and for the year ended December 31, 1998 give retroactive effect to the acquisition of Avana Communications, Inc. ("Avana") by New Millennium Multimedia, Inc. ("NMM") as if they had occurred on January 1, 1998. The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not purport to be indicative of the actual results of operations of Grace had the acquisition been completed at the beginning of the respective periods, and should be read in conjunction with the Unaudited financial statements of Grace and the audited financial statements of Avana and NMM and the related notes thereto.

On May 5, 1999 NMM completed its acquisition of Avana. The acquisition was accounted for as a purchase pursuant to Accounting Principles Board Statement No. 16 "Business Combinations". Total consideration included the issuance of 97,824 shares of NMM stock later converted to 6,485,858 shares of Grace Stock, and cash of $364,000. As a result of the acquisition, the Company recorded goodwill of approximately $533,000, which is being amortized, on a straight-line basis over five years.


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

GRACE DEVELOPMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998

                                        New Millennium          Avana
                                        Multimedia, Inc.   Communications, Inc.   Adjustments       Proforma
Revenues                                                           833,509                            833,509

Cost of Revenues                                                   539,057                            539,057
                                           -----------         -----------         ---------       ----------

Gross Profit                                        --             294,452                --          294,452

Operating expenses
    Sales and Marketing expenses                13,203              54,598                             67,801
    General and administrative expenses          7,146             269,388                            276,534
    Depreciation and amortization                  506              29,114 [c]       106,597          136,217
                                           -----------         -----------         ---------       ----------
                                                20,855             353,100           106,597          480,552

Operating Loss                                 (20,855)            (58,648)         (106,597)        (186,100)

Other income (expense)
    Interest income                                114                 120                                234
    Interest expense                                                                                      --
                                           -----------         -----------         ---------       ----------
                                                   114                 120                --              234

                                           -----------         -----------         ---------       ----------
Net loss                                       (20,741)            (58,528)         (106,597)        (185,866)
                                           ===========         ===========         =========       ==========

Net loss per share                                                                                      (0.02)
                                                                                                   ==========

Weighted average shares outstanding                                                                 8,640,651
                                                                                                   ==========

See notes to unaudited Proforma Condensed Consolidated Financial Statements

GRACE DEVELOPMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                             Grace Development
                                           Inc. and subsidiaries    Adjustments      Proforma
Revenues                                           500,431  [a]         313,908        814,339

Cost of Revenues                                   293,388  [a]         282,892        576,280
                                               -----------           ----------     ----------

Gross Profit                                       207,043               31,016        238,059

Operating expenses
    Sales and Marketing expenses                    67,635  [a]           3,216         70,851
    General and administrative expenses            676,947  [a]          12,816        689,763
    Depreciation and amortization                   96,288  [a]          12,817
                                                        --  [b]          79,948        189,053
                                               -----------           ----------     ----------
                                                   840,870              108,797        949,667

Operating Loss                                    (633,827)             (77,781)      (711,608)

Other income (expense)
    Interest income                                  5,078                               5,078
    Interest expense                              (205,711)                           (205,711)
                                               -----------           ----------     ----------
                                                  (200,633)                  --       (200,633)

                                               -----------           ----------     ----------
Net loss                                          (834,460)             (77,781)      (912,241)
                                               ===========           ==========     ==========

Net loss per share                                                                       (0.03)
                                                                                    ==========

Weighted average shares outstanding                                                 36,352,318
                                                                                    ==========

See notes to unaudited Proforma Condensed Consolidated Financial Statements

                    GRACE DEVELOPMENT, INC. AND SUBSIDIARIES
                          NOTES TO UNAUIDTED PRO FORMA
                       CONSOLIDATED FINANCIAL STATEMENTS

Statements of Operations:
-------------------------

For the nine months ended September 30, 1999

[a] To record operations of Avana for the period of January 1, 1999 to May 5, 1999 (date acquired by NMM).

[b] To reflect additional amortization of goodwill for the period of January 1, 1999 to May 5, 1999. Goodwill generated in the acquisition of Avana by NMM is amortized on a straight-line basis over five years.

Statements of Operations:
-------------------------

For the year ended December 31, 1998

[c] To reflect twelve months of amortization of goodwill. Goodwill generated in the acquisition of Avana by NMM is amortized on a straight-line basis over five years.


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

                                INDEX TO EXHIBITS

Exhibit Number                                 Method of Filing
--------------                                 ----------------

2.1 Filed with the Registrant's Current Report on Form 8-K dated September 28, 1999 (the "Merger 8-K") and incorporated herein by reference.

20.1 Filed with the Commission on August 27, 1999, September 24, 1999 and October 7, 1999, and incorporated herein by reference.

23                                  Filed on November 16, 1999 in Amendment No.
                                    1 to the Merger 8-K and incorporated herein by reference.


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